UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2013
BMW VEHICLE OWNER TRUST 2013-A
(Exact Name of Issuing Entity as specified in Charter)
BMW FS SECURITIES LLC
(Exact Name of Depositor and Registrant as specified in Charter)
BMW FINANCIAL SERVICES NA, LLC
(Exact Name of Sponsor as specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-182371-01 333-182371	22-2013053
(Commission File Number)	(IRS Employer Identification No.)
300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 307-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry Into a Material Definitive Agreement.

On or about November 6, 2013, BMW FS Securities LLC will transfer certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2013-A (the “Trust”).  The Trust will grant a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and will issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $251,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $221,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $265,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $49,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the executed Underwriting Agreement and forms of the Indenture, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement and Receivables Purchase Agreements (as listed below) to be executed in connection with the issuance of the Notes.

Item 9.01.               Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1       Underwriting Agreement, dated October 29, 2013, among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (the “Depositor”) and Credit Suisse Securities (USA) LLC, on behalf of itself and as representative of the several underwriters named therein.

4.1       Indenture, to be dated as of October 1, 2013, between the Trust and the Indenture Trustee.

10.1     Amended and Restated Trust Agreement, to be dated as of November 6, 2013, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2     Owner Trust Administration Agreement, to be dated as of October 1, 2013, among BMW FS, as administrator, the Trust and the Indenture Trustee.

10.3     Sale and Servicing Agreement, to be dated as of October 1, 2013, among the Depositor, BMW FS, as sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.

10.4     Receivables Purchase Agreement, to be dated as of October 1, 2013, between the Depositor and BMW FS.

10.5     Receivables Purchase Agreement, to be dated as of October 1, 2013, between the Depositor and BMW Bank of North America.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE OWNER TRUST 2013-A

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Ralf Edelmann
Name: Dr. Ralf Edelmann
Title:   Treasurer

By: /s/ Joachim Hensel
Name: Joachim Hensel
Title:   Vice President – Finance & CFO

BMW FS SECURITIES LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Ralf Edelmann
Name: Dr. Ralf Edelmann
Title:   Treasurer

By: /s/ Joachim Hensel
Name: Joachim Hensel
Title:   Vice President – Finance & CFO

Dated: October 31, 2013